Income tax expense (Details Narrative) - USD ($)	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Notes and other explanatory information [abstract]
Deferred tax	$ 0	$ 0
Current income tax	0	0
Accumulated tax losses	$ 4,600,000	$ 3,100,000
Description related to accumulated tax losses	86% of accumulated tax losses have been generated in Brazil and they can be carried forward indefinitely, but they can only be offset against 30% of taxable income per year. The balance of accumulated tax losses generated in St Vincent can only be carried forward for 6 years